Exhibit 99.1

Datavault AI Board of Directors Appoints Brett Moyer as
Chief Executive Officer and President; Names Kimberly
Briskey Chair of the Board

Teri Gallo named Chief Operating Officer, Stanley Mbugua named Chief Financial
Officer, Sri Peruvemba named Vice-Chair, and Christopher R. Hardt appointed Chair of the Audit Committee

The Company will provide a business update and report third-quarter financial results on a date to be announced.

PHILADELPHIA, PA – November 6, 2026 – Datavault AI Inc. (“Datavault” or the “Company”) (Nasdaq: DVLT), today announced that its Board of Directors has appointed Brett Moyer as Chief Executive Officer and President, Kimberly Briskey as Chair of the Board, Sri Peruvemba as Vice Chair of the Board, Teri Gallo as Chief Operating Officer, Stanley Mbugua as Chief Financial Officer and Christopher R. Hardt as Chair of the Audit Committee, effective immediately. Mr. Moyer succeeds Nathaniel Bradley, who was removed as Chief Executive Officer and President on November 1, 2026. Mr. Bradley remains a member of the Board. Sonia Choi, formerly an executive with the Company, is no longer with the Company and is not authorized to act on its behalf.

“The Board has acted to strengthen Datavault’s leadership and governance, sharpen accountability and focus the Company’s resources on the opportunities that offer the clearest path to value for stockholders,” said Kimberly Briskey, Chair of the Board. “Brett, Teri and Stanley bring the operational, commercial and financial expertise needed to drive execution and create long-term stockholder value. The Board will remain actively engaged in evaluating the Company’s organizational structure and strategic priorities to ensure alignment with these objectives.”

“I know this Company, its people and its capabilities well, and I am confident in what lies ahead,” said Brett Moyer, Chief Executive Officer and President of Datavault. “This leadership team will be transparent about our progress, accountable for our results and committed to earning the confidence of our stockholders.”

Ms. Gallo brings extensive experience building, transforming and scaling digital technology businesses. “Datavault has the technology, the talent and market opportunity,” said Teri Gallo, Chief Operating Officer of Datavault. “My focus is turning that into growth.”

Mr. Mbugua succeeds Mr. Moyer as Chief Financial Officer and will lead the Company's financial operations.

Ms. Briskey, who previously served as Chair of the Audit Committee, will assume the role of Chair of the Board. Mr. Peruvemba, an existing director, will serve as Vice Chair, bringing more than 35 years of technology industry leadership and expertise in global commercialization and strategic partnerships. Mr. Hardt, a Certified Public Accountant and former PwC partner with extensive experience in financial reporting, SEC compliance and corporate governance, will succeed Ms. Briskey as Chair of the Audit Committee. These appointments reinforce the Board’s commitment to independent oversight, financial accountability and strong corporate governance.

Datavault will report third-quarter 2026 results and share an update on the business on a date to be announced. Details on the earnings release and any accompanying conference call or webcast will be announced separately.

About the Leadership Team

Brett Moyer – Chief Executive Officer and President

Mr. Moyer brings decades of executive leadership experience across public companies and technology businesses. A founding member of WiSA Technologies, he served as the Company’s President and Chief Executive Officer from August 2010 through December 2024, guiding its development and operations prior to its acquisition of Data Vault Holdings Inc.’s assets. From January 2025 until his appointment as Chief Executive Officer and President, he served as the Company's Chief Financial Officer, and he served as Chairman of the Board until November 6, 2026. Previously, he served as President and Chief Executive Officer of Focus Enhancements, Inc., a developer of proprietary video technology, from 2002 to 2010. Earlier in his career, he held senior leadership positions at Zenith Electronics, including Vice President and General Manager of its Commercial Products Division.

Teri Gallo – Chief Operating Officer

Ms. Gallo has spent three decades building digital marketplaces and trading businesses at public companies and high-growth technology firms. At Interpublic Group (“IPG”), she was a founding executive of Cadreon, IPG’s first global programmatic agency; Chief Digital Officer of Orion, overseeing its digital trading and financial practice in 32 international markets; and Executive Vice President of Global Marketplaces at Kinesso. She also held senior commercial and operational roles at OpenX and AOL and founded a consulting firm that advised Fortune 100 media and emerging technology companies on digital markets transformation. An experienced leader in mergers, acquisitions and integration, she has served as CEO of NYIAX since 2024, leading its global expansion, including two acquisitions and its merger with Datavault.

Stanley Mbugua – Chief Financial Officer

Mr. Mbugua brings extensive financial leadership and public company accounting experience across the technology and semiconductor industries. Prior to his appointment as Chief Financial Officer, he served as Datavault’s Vice President of Finance and Chief Accounting Officer. Previously, he served as Chief Accounting Officer of Presto Automation, Inc., an artificial intelligence and automation technology company, from March 2023 to August 2024, and as Chief Accounting Officer of Skillz, Inc., a mobile gaming platform, from September 2021 to March 2023. From September 2017 to June 2021, he served as Chief Accounting Officer of Rimini Street, Inc., an enterprise software support and services company. Earlier in his career, Mr. Mbugua held senior financial leadership positions, including Senior Director and Corporate Controller, at Lattice Semiconductor and Silicon Image. He is a Certified Public Accountant and holds a bachelor’s degree from the University of Nairobi.

Kimberly Briskey – Chair of the Board

Ms. Briskey has served on Datavault’s Board of Directors since June 2024 and previously chaired its Audit Committee. She brings more than 15 years of financial leadership, strategic planning and operational management experience. Ms. Briskey has served as Chief Financial Officer of Lemonaid SPV, Inc., overseeing financial strategy, accounting, financial reporting, internal controls and capital allocation. Previously, she held senior finance leadership positions at SPARC Group LLC, including Brand Chief Financial Officer of Eddie Bauer, where she oversaw financial operations for an approximately $800 million multichannel business. Earlier in her career, she held finance leadership roles at Lucky Brand, Beyond Yoga, J Brand and GUESS?, Inc. Ms. Briskey holds a Bachelor of Science in Global Business and Marketing from Arizona State University and a Professional Designation in Product Development from the Fashion Institute of Design and Merchandising.

Sri Peruvemba – Vice Chair of the Board

Mr. Peruvemba is CEO of Marketer International Inc., a marketing services firm specializing in the global high-tech industry. Mr. Peruvemba previously served as Chief Marketing Officer of E Ink Holdings, where he played a pivotal role in transforming the startup into a global ePaper company valued at more than $1 billion. With over 35 years of experience in the technology industry, Mr. Peruvemba has been an influential advocate in the advancement of electronic technologies. Mr. Peruvemba has also held senior level positions at Sharp Corp, Cambrios, Novasentis, TFS Inc. and Planar Systems. Based in Silicon Valley, Mr. Peruvemba advises high tech firms in the U.S., Canada, and Europe as well as serves on the boards of Azumo, Omniply, Smartkem and Visionect. Mr. Peruvemba holds a BS from R. V. College of Engineering, Bangalore; an MBA from Barton School of Business, WSU; and a post-graduate diploma in management from Indira Gandhi National University.

Christopher R. Hardt – Chair of the Audit Committee

Mr. Hardt brings extensive global financial and executive leadership experience, including senior positions at PricewaterhouseCoopers (PwC), service as Chief Financial Officer of Abri Capital and board positions at NYIAX and Collective Audience. Throughout his career, he has advised Fortune 100 companies, private equity-backed businesses and multinational organizations on financial reporting, corporate governance, mergers and acquisitions, regulatory compliance and international expansion. During his tenure at PwC, he held senior leadership positions across the United States, Europe and Asia, including serving as a partner in PwC’s National Office in New York, where he led Consumer Markets SEC Services, and as a partner in PwC’s Japanese member firm in Tokyo. Mr. Hardt has advised boards, audit committees, CEOs and CFOs on enterprise risk management, financial reporting, IPO readiness and corporate governance. He is a Certified Public Accountant and holds a Bachelor of Arts degree from Furman University. He has completed executive education programs at INSEAD, IMD and Duke University.

About Datavault AI

Datavault AI Inc. (Nasdaq: DVLT) verifies, values and tokenizes data and real-world assets for organizations and people. Its exchanges bring those assets to market. Through its media, acoustic and live-event technologies and services, the Company powers how organizations reach and engage customers across business and consumer channels. Its technologies are protected by a portfolio of issued patents, which the Company makes available through licensing. Learn more at www.dvlt.ai.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other applicable securities laws. Forward-looking statements include statements that are not historical facts and may be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “will,” “may,” “should,” “could,” “would,” “potential,” “continue,” and similar expressions.

Forward-looking statements in this release include, without limitation, statements regarding the anticipated responsibilities and contributions of the Company's newly appointed executives; the expected benefits of the leadership changes and the transition of executive responsibilities; the Company's plans to strengthen operational performance, financial management, and organizational effectiveness; the Board's evaluation of the Company's organizational structure, strategic priorities and business lines; the development and commercialization of its technologies and digital asset infrastructure; the expansion of commercial relationships and revenue-generating opportunities; strategic priorities; future financial performance; and the Company's ability to achieve sustainable growth and create long-term stockholder value. Statements concerning the anticipated timing of the Company's third-quarter 2026 earnings announcement and management's planned discussion of financial performance, strategic priorities, and operational matters are also forward-looking.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including risks associated with changes in executive leadership and Board composition, including any disputes, claims or litigation relating to the removal or departure of former officers or employees; the Company's ability to retain qualified management personnel; potential disruptions to business operations; the restatement of previously issued financial statements and the timing of the Company’s periodic filings; the outcome of pending and potential legal proceedings; integration of acquired businesses; the Company's ability to maintain the listing of its common stock on Nasdaq, including compliance with the minimum bid price requirement, and the timing and effect of any reverse stock split; the Company's ability to exit, renegotiate or restructure existing commercial arrangements on acceptable terms; the Company's ability to execute its business strategy, commercialize its technologies, generate revenue, maintain strategic relationships, manage liquidity and capital requirements; the Company's ability to execute its business strategy, commercialize its technologies, generate revenue, maintain strategic relationships, manage liquidity and capital requirements, and comply with applicable regulatory and Nasdaq listing requirements. Additional risks are described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and subsequent filings.

Forward-looking statements speak only as of the date of this release. Datavault undertakes no obligation to update or revise any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements.

Contacts

Media Contact
marketing@dvlt.ai

Investor Contact
Edward Barger
Vice President, Investor Relations
ir@dvlt.ai